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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




       Date of Report (Date of Earliest Event Reported): May 6, 1996

                    PHARMA PATCH PUBLIC LIMITED COMPANY
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           (Exact Name of Registrant as Specified in its Charter)


                                  Ireland
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               (State or Other Jurisdiction of Incorporation)


            1-12836                                  Not Applicable
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

  15/16 Fitzwilliam Place, Dublin 2 Ireland
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   (Address of Principal Executive Offices)                 (Zip Code)


                             011-353-1-668-7144
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            (Registrant's Telephone Number, Including Area Code)


- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT

          On May 6, 1996, Registrant engaged KMPG Peat Marwick as its principal accountant to audit Registrant's financial statements.


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                                   SIGNATURES

               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              PHARMA PATCH PUBLIC LIMITED COMPANY
                              -----------------------------------
                                        (Registrant)



     Date: May 13, 1996            By:  /s/Murray D. Watson
                                        ------------------------------
                                        Murray D. Watson
                                        Chairman of the Board and
                                        Chief Executive Officer

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